Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350

 (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Therapeutic Solutions International, Inc. (the "Company") on Form 10-Q for the period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerry Berg, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2011

By: /s/ Gerry Berg

Gerry Berg

Chief Financial Officer

(Principal Financial Officer)